UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 3, 2011
(Date of earliest event reported)

RF Micro Devices, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	0-22511	56-1733461
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

7628 Thorndike Road
  Greensboro, North Carolina  27409-9421
  (Address of principal executive offices)
  (Zip Code)

(336) 664-1233

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

            On August 3, 2011, at the annual meeting of shareholders (the “Annual Meeting”) of RF Micro Devices, Inc. (“RFMD”), RFMD shareholders (i) elected each of the director nominees, (ii) approved, on an advisory basis, the compensation of RFMD’s named executive officers, (iii) voted, on an advisory basis, for a frequency of one year for future advisory votes on the compensation of RFMD’s named executive officers, (iv) reapproved the RF Micro Devices, Inc. Cash Bonus Plan, pursuant to the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (v) ratified the appointment of Ernst & Young LLP as RFMD’s independent registered public accounting firm for the fiscal year ending March 31, 2012.

The final voting results with respect to each of the five proposals are set forth below:

Proposal 1.  To elect the eight directors named in RFMD’s proxy statement to serve a one-year term and until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification.

	Number of Shares
	Voted For	Withheld	Broker Non-Votes
Walter H. Wilkinson, Jr.	170,710,828	9,135,731	71,697,075
Robert A. Bruggeworth	170,968,403	8,878,156	71,697,075
Daniel A. DiLeo	171,755,542	8,091,017	71,697,075
Jeffery R. Gardner	172,067,792	7,778,767	71,697,075
John R. Harding	171,961,056	7,885,503	71,697,075
Masood A. Jabbar	171,946,153	7,900,406	71,697,075
Casimir S. Skrzypczak	172,035,332	7,811,227	71,697,075
Erik H. van der Kaay	170,679,050	9,167,509	71,697,075

	Number of Shares
	Voted For	Voted Against	Abstaining	Broker Non-Votes
Proposal 2. To approve, on an advisory basis, the compensation of RFMD’s named executive officers.	167,830,472	11,556,443	459,644	71,697,075

	Number of Shares
	Voted for 1 Year	Voted for 2 Years	Voted for 3 Years	Abstaining	Broker Non-Votes
Proposal 3. To vote, on an advisory basis, on the frequency of future advisory votes on the compensation of RFMD’s named executive officers.	150,437,971	1,491,533	27,473,256	443,799	71,697,075

     RFMD has determined that it will include an advisory vote on the compensation of RFMD’s named executive officers in its proxy materials for each annual meeting of shareholders until the next advisory vote on the frequency of future advisory votes on the compensation of RFMD’s named executive officers, which will occur no later than RFMD’s 2017 Annual Meeting of Shareholders.

	Number of Shares
	Voted For	Voted Against	Abstaining	Broker Non-Votes
Proposal 4. To reapprove the RF Micro Devices, Inc. Cash Bonus Plan, pursuant to the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended.	173,153,001	6,176,019	517,539	71,697,075

Proposal 5. To ratify the appointment of Ernst & Young LLP as RFMD’s independent registered public accounting firm for the fiscal year ending March 31, 2012.	247,801,785	3,390,852	350,997	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       RF Micro Devices, Inc.

                                                                               By: /s/ William A. Priddy, Jr.
                                                                                          William A. Priddy, Jr.
                                                                                          Chief Financial Officer, Corporate Vice
                                                                                          President of Administration and Secretary

Date:  August 8, 2011